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                                                                    EXHIBIT 23.1
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 3, 1996 included in Summa Industries' Form 10-K for the year ended August 31, 1996, and to all references to our Firm included in this registration statement on Form S-8.


                                         ARTHUR ANDERSEN L.L.P.

Orange County, California
January 28, 1997